MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO            ANNUAL REPORT

PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------

Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--Global Income Portfolio and the Salomon Smith Barney World Government Bond Index (WGBI), from December 31, 1989 through December 31, 1999

[GRAPH]

           GLOBAL INCOME PORTFOLIO (H)                     WGBI
           ---------------------------                  ---------
Dec-89              $10,000                              $10,000
Jan-90              $10,020                               $9,868
Feb-90               $9,941                               $9,716
Mar-90              $10,029                               $9,620
Apr-90              $10,079                               $9,590
May-90              $10,304                               $9,908
Jun-90              $10,608                              $10,090
Jul-90              $10,932                              $10,406
Aug-90              $11,030                              $10,324
Sep-90              $11,148                              $10,440
Oct-90              $11,335                              $10,906
Nov-90              $11,423                              $11,087
Dec-90              $11,487                              $11,196
Jan-91              $11,662                              $11,476
Feb-91              $11,693                              $11,480
Mar-91              $11,518                              $11,063
Apr-91              $11,610                              $11,233
May-91              $11,621                              $11,219
Jun-91              $11,518                              $11,101
Jul-91              $11,713                              $11,339
Aug-91              $11,847                              $11,559
Sep-91              $12,135                              $12,011
Oct-91              $12,228                              $12,137
Nov-91              $12,341                              $12,326
Dec-91              $12,663                              $12,967
Jan-92              $12,511                              $12,736
Feb-92              $12,522                              $12,665
Mar-92              $12,446                              $12,531
Apr-92              $12,543                              $12,621
May-92              $12,848                              $13,008
Jun-92              $13,000                              $13,372
Jul-92              $13,098                              $13,684
Aug-92              $13,152                              $14,067
Sep-92              $12,957                              $14,208
Oct-92              $12,826                              $13,821
Nov-92              $12,652                              $13,602
Dec-92              $12,831                              $13,683
Jan-93              $13,015                              $13,921
Feb-93              $13,371                              $14,196
Mar-93              $13,555                              $14,414
Apr-93              $13,704                              $14,718
May-93              $13,812                              $14,865
Jun-93              $13,904                              $14,834
Jul-93              $14,088                              $14,879
Aug-93              $14,433                              $15,324
Sep-93              $14,375                              $15,506
Oct-93              $14,732                              $15,480
Nov-93              $14,640                              $15,368
Dec-93              $14,965                              $15,499
Jan-94              $15,182                              $15,624
Feb-94              $14,723                              $15,523
Mar-94              $14,301                              $15,501
Apr-94              $14,110                              $15,520
May-94              $14,033                              $15,383
Jun-94              $13,854                              $15,605
Jul-94              $13,982                              $15,729
Aug-94              $13,982                              $15,674
Sep-94              $13,969                              $15,787
Oct-94              $14,097                              $16,040
Nov-94              $14,135                              $15,820
Dec-94              $14,158                              $15,864
Jan-95              $14,262                              $16,198
Feb-95              $14,523                              $16,612
Mar-95              $14,757                              $17,599
Apr-95              $14,913                              $17,925
May-95              $15,121                              $18,428
Jun-95              $15,121                              $18,537
Jul-95              $15,264                              $18,581
Aug-95              $15,329                              $17,942
Sep-95              $15,492                              $18,342
Oct-95              $15,663                              $18,480
Nov-95              $15,846                              $18,689
Dec-95              $16,080                              $18,885
Jan-96              $16,166                              $18,651
Feb-96              $16,009                              $18,556
Mar-96              $16,023                              $18,530
Apr-96              $16,123                              $18,456
May-96              $16,152                              $18,459
Jun-96              $16,296                              $18,605
Jul-96              $16,468                              $18,962
Aug-96              $16,516                              $19,036
Sep-96              $16,704                              $19,114
Oct-96              $17,006                              $19,472
Nov-96              $17,251                              $19,729
Dec-96              $17,144                              $19,569
Jan-97              $17,021                              $19,047
Feb-97              $16,960                              $18,904
Mar-97              $16,836                              $18,760
Apr-97              $16,913                              $18,595
May-97              $17,083                              $19,101
Jun-97              $17,221                              $19,328
Jul-97              $17,298                              $19,177
Aug-97              $17,298                              $19,166
Sep-97              $17,617                              $19,574
Oct-97              $17,771                              $19,981
Nov-97              $17,725                              $19,675
Dec-97              $17,744                              $19,616
Jan-98              $17,908                              $19,807
Feb-98              $18,006                              $19,967
Mar-98              $17,990                              $19,769
Apr-98              $18,138                              $20,086
May-98              $18,203                              $20,132
Jun-98              $18,209                              $20,162
Jul-98              $18,340                              $20,188
Aug-98              $18,537                              $20,737
Sep-98              $19,211                              $21,841
Oct-98              $19,326                              $22,487
Nov-98              $19,293                              $22,170
Dec-98              $19,463                              $22,616
Jan-99              $19,481                              $22,408
Feb-99              $19,041                              $21,688
Mar-99              $19,041                              $21,743
Apr-99              $19,041                              $21,734
May-99              $18,725                              $21,369
Jun-99              $18,584                              $20,995
Jul-99              $18,654                              $21,509
Aug-99              $18,584                              $21,608
Sep-99              $18,760                              $21,945
Oct-99              $18,689                              $21,934
Nov-99              $18,443                              $21,704
Dec-99              $18,531                              $21,652

AVERAGE ANNUAL TOTAL RETURN (%), PERIODS ENDED 12/31/99
--------------------------------------------------------------------------------
                          6 Months    1 Year    5 Years   10 Years    Inception*
Global Income Portfolio    -0.28       -4.79       5.53        6.36        6.63
WGBI (unhedged)             3.13       -4.27       6.42        8.03        7.48

*Inception: since commencement of issuance on May 1, 1988.

 The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized.

 Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[Sidenote]
The graph depicts the performance of the Mitchell Hutchins Series Trust--Global Income Portfolio and the Salomon Smith Barney World Government Bond Index. It is important to note the Global Income Portfolio is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT


Dear Contract Owner,                                           February 15, 2000

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust--Global Income Portfolio (the "Portfolio") for the fiscal year ended December 31, 1999.

MARKET REVIEW
--------------------------------------------------------------------------------
[ICON] Resurgent global economic growth put upward pressure on interest rates in most developed countries during the year ended December 31, 1999, resulting in only modest bond returns for the twelve month period. The Salomon Smith Barney World Government Bond Index (WGBI) returned only 1.31% on a currency-hedged basis for the 12 months ended December 31, 1999. As the dollar strengthened overall against currencies represented in the Index (the yen's strength was exceptional), the WGBI lost 4.27% on an unhedged basis.

   Emerging market bonds were the best performers last year, gaining 25.97% as measured by the JP Morgan Emerging Market Bond Index Plus (EMBI+). These markets saw a return of investor confidence after the sharp sell-off in the wake of the Russian debt crisis of 1998. The improving world economic growth and higher commodity prices are especially helpful to many of these natural resource based economies.

   The performance of the world's economies improved considerably in the last six months of the year. The United States, an engine of growth for several years, continued to perform exceptionally well and this month achieved a record for the longest economic expansion in its history. European economies, which were slow to rebound from the slump caused by the emerging markets crisis, have picked up strongly in recent months led by a sharp rebound in export orders and improving employment conditions. Japan's economy also recovered from crisis conditions in 1998, helped by massive government spending and the Bank of Japan's zero interest rate policy.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
Over the last 12 months, compared to the WGBI (unhedged), the Portfolio benefited from its shorter duration in an environment of rising bond yields. (Duration is a measure of a bond portfolio's sensitivity to interest-rate risk.) The Portfolio also benefited from a smaller exposure to European currencies than the Index, and from a modest allocation to emerging-market securities. On the other hand, having a smaller exposure to the Japanese yen and bond market, both of which performed well over the year, hurt the Portfolio.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO            ANNUAL REPORT


OUTLOOK AND STRATEGY
--------------------------------------------------------------------------------
The Portfolio's global duration underweight derives primarily from its zero-weight in Japanese Government Bonds (JGB). We expect to maintain this zero-weight exposure. Not only does the Japanese Ministry of Finance plan to issue an overwhelming supply of JGB in 2000, some "normal" inflation and expectations of monetary tightening should accompany any recovery in Japan.
Yet the JGB curve continues to price in only deflation.

CHARACTERISTICS*

                                        12/31/99        6/30/99       12/31/98
--------------------------------------------------------------------------------
Weighted Average Duration                4.3 yrs       4.4 yrs        4.2 yrs
Weighted Average Maturity                8.6 yrs       8.2 yrs        6.7 yrs
Net Assets ($mm)                           $8.83        $11.35         $14.70
--------------------------------------------------------------------------------

The Portfolio is slightly overweight duration in the United States and underweight duration in Europe. Although market yields in the United States and Europe are becoming more attractive, we have not seen the convergence of circumstances that would lead us to expect significant price upside. Therefore, we have not made up for the underweight position in Japan with substantial overweight positions in these markets.

CURRENCY EXPOSURE*

                                        12/31/99        6/30/99       12/31/98
--------------------------------------------------------------------------------
U.S. Denominated                           51.5%          61.1%         51.8%
Hedged to U.S. Dollar                       0.0            1.9           7.5
Foreign Currency Unhedged                  48.5           37.0          40.7
--------------------------------------------------------------------------------
Total                                     100.0          100.0         100.0

The Portfolio presently has an approximately 31% weight in the euro, 7.2% weight in UK sterling, 6.2% weight in commodity currencies, 2.1% in Korean won and 0% in yen. The massive and accelerating U.S. current account deficit heightens the risk of a reversal of the dollar's appreciation in the long-term and increases its vulnerability to a correction in the U.S. market. Nevertheless, in the short term, our view on the dollar is more balanced and we intend to adjust the Portfolio's currency exposures based on macro-economic and technical developments.

   The Portfolio presently holds about 30% in noninvestment grade debt. These investments are primarily in emerging market credits that we believe have reasonable chances of receiving upgrades this year (Mexico, Trinidad and Tobago, and Turkey). The Portfolio also owns some lower rated credits like Brazil, which have high yields and where we believe the credit outlook is stable in the short term.




* Weightings represent percentages of net assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT


ASSET ALLOCATIONS*

As of 12/31/99                          %       As of 6/30/99                           %
--------------------------------------------------------------------------------------------
U.S. Treasurys and U.S. Corporates   29.9       U.S. Treasurys and U.S. Corporates   45.9
Europe                               41.4       Europe                               29.3
Foreign Corporates and Sovereigns    14.6       Foreign Corporates and Sovereigns    11.9
Dollar Bloc(1)                        6.2       Dollar Bloc(1)                        9.7
Cash and Equivalents                  6.5       Cash and Equivalents                  1.9
Net Interest Receivable               1.4       Net Interest Receivable               1.3
--------------------------------------------------------------------------------------------
Total                               100.0       Total                               100.0


CREDIT QUALITY*                         12/31/99           6/30/99          12/31/98
--------------------------------------------------------------------------------------------
A1/P1                                      6.7%              4.5%              6.1%
AAA                                       57.7              58.4              59.1
AA                                         8.5               9.9               9.5
A                                         16.0              16.5              23.9
BBB                                        3.8               4.4               1.0
BB                                         5.5               5.1               0.4
B                                          1.8               1.2               0.0
--------------------------------------------------------------------------------------------
Total                                    100.0             100.0             100.0

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,



/s/ Margo Alexander                 /s/ Brian M. Storms

Margo Alexander                     Brian M. Storms
Chairman and                        President and
Chief Executive Officer             Chief Operating Officer
Mitchell Hutchins                   Mitchell Hutchins
Asset Management Inc.               Asset Management Inc.




* Weightings represent percentages of net assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

(1) Australia, Canada and New Zealand.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO


PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1999

 PRINCIPAL
  AMOUNT
 (000)*                                                                MATURITY DATES          INTEREST RATES         VALUE
----------                                                          --------------------    --------------------   -----------
LONG-TERM DEBT SECURITIES--82.83%
AUSTRALIA--1.14%
US$   100  Principal Financial Group ...........................          08/15/09                 8.200%          $   101,068
                                                                                                                   -----------
BRAZIL--0.82%
US$    97  Federal Republic of Brazil, DCB .....................          04/15/12                 7.000@               72,149
                                                                                                                   -----------
CANADA--2.91%
      365  Government of Canada ................................          09/01/01                 7.000               257,065
                                                                                                                   -----------
FRANCE--1.50%
      130  Government of France ................................          10/25/07                 5.500               132,422
                                                                                                                   -----------
GERMANY--8.79%
      785  Federal Republic of Germany .........................    07/15/03 to 07/04/09       3.250 to 6.500          775,543
                                                                                                                   -----------
HUNGARY--0.91%
   20,000  Government of Hungary ...............................          06/12/01                13.500                80,532
                                                                                                                   -----------
ITALY--3.16%
      245  Republic of Italy ...................................          04/01/04                 8.500               278,894
                                                                                                                   -----------
JAPAN--1.66%
US$   150  Sony Corporation ....................................          03/04/03                 6.125               146,611
                                                                                                                   -----------
KOREA--0.77%
US$    65  Republic of Korea ...................................          04/15/08                 8.875                68,295
                                                                                                                   -----------
LUXEMBOURG--1.30%
US$   130  Tyco International Group ............................          01/15/09                 6.125               114,636
                                                                                                                   -----------
MEXICO--4.68%
US$   184  Pemex Finance Limited ...............................          11/15/03                 6.125               179,477
US$   250  United Mexican States Series B, DISC (1) ............          12/31/19                 6.943@              233,750
                                                                                                                   -----------
                                                                                                                       413,227
                                                                                                                   -----------
NETHERLANDS--8.07%
      716  Government of Netherlands ...........................    09/15/01 to 01/15/28       5.500 to 8.750          712,253
                                                                                                                   -----------
PANAMA--0.85%
US$    95  Republic of Panama, PDI (2) .........................          07/17/16                6.500@                75,300
                                                                                                                   -----------
PHILIPPINES--0.86%
US$    75  Republic of Philippines .............................          10/21/24                9.500                 75,765
                                                                                                                   -----------
POLAND--2.88%
      460  Republic of Poland ..................................          06/12/04               10.000                104,015
US$    90  Republic of Poland, PDI .............................          10/27/14                6.000#                79,758
US$   115  Republic of Poland, PAR .............................          10/27/24                3.500#                70,437
                                                                                                                   -----------
                                                                                                                       254,210
                                                                                                                   -----------
TRINIDAD & TOBAGO--1.15%
US$   100  Republic of Trinidad & Tobago (3) ...................          10/01/09                9.875                101,246
                                                                                                                   -----------
TURKEY--1.00%
US$    85  Republic of Turkey ..................................          11/05/04               11.875                 87,975
                                                                                                                   -----------

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO


 PRINCIPAL
  AMOUNT
 (000)*                                                                MATURITY DATES          INTEREST RATES         VALUE
----------                                                          --------------------    --------------------   -----------
LONG-TERM DEBT SECURITIES--(CONCLUDED)
UNITED KINGDOM--11.82%
      595  United Kingdom Gilt .................................    08/27/02 to 12/07/03       6.500 to 10.000%     $1,043,394
                                                                                                                   -----------
UNITED STATES--28.56%
      105  Associates Corporation of North America .............          11/01/03                5.750                 99,973
      100  CIT Group Incorporated ..............................          02/15/04                5.500                 93,624
      250  Clorox Corporation ..................................          07/15/01                8.800                257,443
      185  Federal National Mortgage Association ...............          05/15/08                6.000                172,905
      120  FMR Corporation .....................................          06/15/29                7.570                115,376
      280  Ford Motor Capital Corporation BV ...................          07/01/01                9.500                290,039
      185  General Motors Acceptance Corporation ...............          11/10/03                5.750                175,961
       65  Phillip Morris Companies ............................          02/01/07                7.200                 61,093
      882  U.S. Treasury Inflation Index Bonds .................    01/15/08 to 04/15/28          3.625                803,557
      380  U.S. Treasury Notes .................................          11/15/27                6.125                353,400
       99  Wells Fargo Company .................................          09/03/02                6.500                 97,885
                                                                                                                   -----------
                                                                                                                     2,521,256
                                                                                                                   -----------
Total Long-Term Debt Securities (cost--$7,764,375) .............                                                     7,311,841
                                                                                                                   -----------

SHORT-TERM DEBT SECURITIES--13.72%
AUSTRALIA--3.26%
      440  Australia Treasury Bills ............................          02/03/00                4.950+               287,840
                                                                                                                   -----------
GERMANY--3.16%
      277  Federal Republic of Germany .........................          03/17/00                4.000                279,177
                                                                                                                   -----------
NETHERLANDS--2.83%
      243  Government of Netherlands ...........................          05/15/00                9.000                249,398
                                                                                                                   -----------
UNITED STATES--4.47%
      400  U.S. Treasury Notes .................................          11/30/00                4.625                395,000
                                                                                                                   -----------
Total Short-Term Debt Securities (cost--$1,245,723) ............                                                     1,211,415
                                                                                                                   -----------

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO


 PRINCIPAL
  AMOUNT
 (000)*                                                                 MATURITY DATE           INTEREST RATE         VALUE
----------                                                          --------------------    --------------------   -----------
REPURCHASE AGREEMENT--2.04%

     $180  Repurchase Agreement dated 12/31/99 with Brown
             Brothers Harriman & Company, collateralized
             by $185,000 U.S. Treasury Notes, 5.375 %,
             due 02/15/01 (value--$187,234); proceeds:
             $180,071 (cost--$180,000) .........................          01/03/00                4.750%           $   180,000
                                                                                                                   -----------
Total Investments (cost--$9,190,098)--98.59% ...................                                                     8,703,256
Other assets in excess of liabilities--1.41% ...................                                                       124,721
                                                                                                                   -----------
Net Assets--100.00% ............................................                                                   $ 8,827,977
                                                                                                                   -----------
                                                                                                                   -----------

---------------
Note: The Portfolio of Investments is listed by the issuer's country of origin.
*     In local currency unless otherwise indicated.
#     Reflects rate at December 31, 1999 on step coupon rate instrument.
+     Interest rate shown is discount rate at date of purchase.
@ Floating rate securities--the interest rates shown are the current rates as of December 31, 1999.
(1) Issued with additional 385,000 recoverable rights attached maturing on 06/30/03 with no market value.
(2)   Interest may be capitalized.
(3)   Illiquid security representing 1.15% of net assets.
DCB   Debt Conversion Bond.
DISC  Discount Bond.
PAR   Par Bond.
PDI   Past Due Interest Bond.
US$   United States Dollars


FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                              UNREALIZED
                                                         CONTRACT TO     IN EXCHANGE       MATURITY          APPRECIATION
                                                           DELIVER           FOR             DATES          (DEPRECIATION)
                                                         -----------   ---------------   -------------   ---------------------
British Pounds ..................................         130,000      US$     209,258      02/29/00          $  (796)
British Pounds ..................................         125,000      US$     202,188      06/08/00              274
U.S. Dollars ....................................         230,423      EUR     225,000      02/14/00           (3,274)
U.S. Dollars ....................................          79,496      EUR      76,000      02/22/00           (2,726)
U.S. Dollars ....................................         181,197      KRW 210,511,000      01/26/00            4,354
                                                                                                              -------
                                                                                                              $(2,168)
                                                                                                              -------
                                                                                                              -------

--------------------
CURRENCY TYPE ABBREVIATIONS:
EUR -- Euro
KRW -- Korean Wan
US$ -- United States Dollars

INVESTMENTS BY TYPE OF ISSUER

                                                                                         PERCENT OF NET ASSETS
                                                                                       -------------------------
                                                                                       LONG-TERM      SHORT-TERM
                                                                                       ---------      ----------
Government and other public issuers .........................................            65.23%           13.72%
Bank and other financial institutions .......................................            11.03               --
Industrial ..................................................................             6.57               --
Repurchase agreement ........................................................               --             2.04
                                                                                         -----            -----
                                                                                         82.83%           15.76%
                                                                                         -----            -----
                                                                                         -----            -----


                 See accompanying notes to financial statements.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1999


ASSETS
Investments in securities, at value (cost--$9,190,098) ...........................................................      $ 8,703,256
Cash .............................................................................................................            3,103
Foreign Currency (cost--$1,850) ..................................................................................            1,859
Interest receivable ..............................................................................................          191,899
Unrealized appreciation on forward foreign currency contracts ....................................................            4,628
Receivable for shares of beneficial interest sold ................................................................               64
                                                                                                                        ------------
Total assets .....................................................................................................        8,904,809
                                                                                                                        ------------
LIABILITIES
Unrealized depreciation on forward foreign currency contracts ....................................................            6,796
Payable to investment adviser and administrator ..................................................................            5,708
Payable for shares of beneficial interest repurchased ............................................................              459
Accrued expenses and other liabilities ...........................................................................           63,869
                                                                                                                        ------------
Total liabilities ................................................................................................           76,832
                                                                                                                        ------------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--837,866 (unlimited amount authorized) ................        9,335,783
Undistributed net investment income ..............................................................................          145,214
Accumulated net realized losses from investment transactions .....................................................         (160,987)
Net unrealized depreciation of investments, other assets, liabilities and forward contracts
    denominated in foreign currencies ............................................................................         (492,033)
                                                                                                                        ------------
Net assets .......................................................................................................      $ 8,827,977
                                                                                                                        ------------
                                                                                                                        ------------
Net asset value, offering price and redemption value per share ...................................................           $10.54
                                                                                                                             -------
                                                                                                                             -------


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIo


STATEMENT OF OPERATIONS

                                                                                                                        FOR THE
                                                                                                                      YEAR ENDED
                                                                                                                   DECEMBER 31, 1999
                                                                                                                   -----------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $1,500) .......................................................       $      792,296
                                                                                                                    --------------
EXPENSES:
Investment advisory and administration ......................................................................               88,569
Custody and accounting ......................................................................................               72,589
Legal and audit .............................................................................................               34,193
Reports and notices to shareholders .........................................................................               24,411
Trustees' fees ..............................................................................................                7,500
Transfer agency fees and related service expenses ...........................................................                1,500
Other expenses ..............................................................................................               17,828
                                                                                                                    --------------
                                                                                                                           246,590
                                                                                                                    --------------
Net investment income .......................................................................................              545,706
                                                                                                                    --------------
REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from:
    Investments .............................................................................................             (147,602)
    Foreign currency transactions ...........................................................................             (259,692)
Net change in unrealized appreciation/depreciation of:
    Investments .............................................................................................             (750,448)
    Other assets, liabilities and forward contracts denominated in foreign currencies .......................              (28,672)
                                                                                                                    --------------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES ...............................................           (1,186,414)
                                                                                                                    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................................................       $     (640,708)
                                                                                                                    --------------
                                                                                                                    --------------


           See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                              FOR THE YEARS
                                                                                                            ENDED DECEMBER 31,
                                                                                                       -----------------------------
                                                                                                           1999             1998
                                                                                                       -----------       -----------
FROM OPERATIONS:
Net investment income .............................................................................   $   545,706       $   941,853
Net realized gains (losses) from investments and foreign currency transactions ....................      (407,294)           84,368
Net change in unrealized appreciation/depreciation of investments, other assets,
    liabilities and forward contracts denominated in foreign currencies ...........................      (779,120)          540,387
                                                                                                      -----------       -----------
Net increase (decrease) in net assets resulting from operations ...................................      (640,708)        1,566,608
                                                                                                      -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................................................................        --              (812,318)
Net realized gains from investments ...............................................................        --              (240,173)
                                                                                                      -----------       -----------
Total dividends and distributions to shareholders .................................................        --            (1,052,491)
                                                                                                      -----------       -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ..............................................................       685,975           193,770
Cost of shares repurchased ........................................................................    (6,951,626)       (4,931,980)
Proceeds from dividends reinvested ................................................................     1,032,547         1,195,367
                                                                                                      -----------       -----------
Net decrease in net assets from beneficial interest transactions ..................................    (5,233,104)       (3,542,843)
                                                                                                      -----------       -----------
Net decrease in net assets ........................................................................    (5,873,812)       (3,028,726)

NET ASSETS:
Beginning of year .................................................................................    14,701,789        17,730,515
                                                                                                      -----------       -----------
End of year (including undistributed net investment income of $145,214 at December 31, 1999) ......   $ 8,827,977       $14,701,789
                                                                                                      -----------       -----------
                                                                                                      -----------       -----------


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--Global Income Portfolio (the "Portfolio") is a non-diversified portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

   Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

NOTES TO FINANCIAL STATEMENTS


   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

   FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

   Although the net assets and the market value of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

   FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

   The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a

NOTES TO FINANCIAL STATEMENTS


segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

   Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet its obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

   The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly at the annual rate of 0.75% of the Portfolio's average daily net assets.

SECURITIES LENDING

   The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended December 31, 1999, the Portfolio had no security lending activity.

NOTES TO FINANCIAL STATEMENTS


BANK LINE OF CREDIT

   The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1999, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at December 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

   At December 31, 1999, the components of net unrealized depreciation of investments were as follows:

      Gross appreciation (investments having an excess of value over cost) .............................         $  67,621
      Gross depreciation (investments having an excess of cost over value) .............................          (554,463)
                                                                                                                 ---------
      Net unrealized depreciation of investments .......................................................         $(486,842)
                                                                                                                 ---------
                                                                                                                 ---------

   For the year ended December 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $4,636,490 and $7,063,245, respectively.

FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

   At December 31, 1999, the Portfolio had a net capital loss carryforward of $76,040. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by December 31, 2007. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that the gains will not be distributed.

   To reflect reclassifications, arising from permanent "book/tax" differences for the year ended December 31, 1999, undistributed net investment income was decreased $261,655 and the accumulated net realized losses were increased by $261,655.

SHARES OF BENEFICIAL INTEREST

   There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                     FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                                -----------------------------
                                                                                     1999             1998
                                                                                -------------     -----------
Shares sold ..............................................................          63,631           17,260
Shares redeemed ..........................................................        (646,155)        (440,270)
Reinvestment of dividends ................................................          92,855          110,436
                                                                                    ------          -------
Net decrease .............................................................        (489,669)        (312,574)
                                                                                    ------          -------
                                                                                    ------          -------

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                               ---------------------------------------------------
                                                                               1999       1998        1997        1996       1995
                                                                             --------   --------    --------    --------   ---------
Net asset value, beginning of year ...................................       $  11.07   $  10.81    $  11.14    $  11.20   $  10.88
                                                                             --------   --------    --------    --------   --------
Net investment income (loss) .........................................           0.59       0.69        0.75        0.87      (0.05)
Net realized and unrealized gains (losses) from investments and
    foreign currency .................................................          (1.12)      0.36       (0.36)      (0.13)      1.52
                                                                             --------   --------    --------    --------   --------
Net increase (decrease) from investment operations ...................          (0.53)      1.05        0.39        0.74       1.47
                                                                             --------   --------    --------    --------   --------
Dividends from net investment income .................................             --      (0.61)      (0.71)      (0.79)     (1.15)
Distributions from net realized gains from investments ...............             --      (0.18)      (0.01)      (0.01)        --
                                                                             --------   --------    --------    --------   --------
Total dividends and distributions ....................................             --      (0.79)      (0.72)      (0.80)     (1.15)
                                                                             --------   --------    --------    --------   --------
Net asset value, end of year .........................................       $  10.54   $  11.07    $  10.81    $  11.14   $  11.20
                                                                             --------   --------    --------    --------   --------
                                                                             --------   --------    --------    --------   --------
Total investment return(1) ...........................................          (4.79)%     9.69%       3.50%       6.62%     13.58%
                                                                             --------   --------    --------    --------   --------
                                                                             --------   --------    --------    --------   --------
Ratios/Supplemental Data:
Net assets, end of year (000's) ......................................       $  8,828   $ 14,702    $ 17,730    $ 24,436   $ 35,700
Expenses to average net assets .......................................           2.09%      1.68%       1.52%       1.56%      1.19%
Net investment income to average net assets ..........................           4.62%      5.53%       6.34%       6.56%      7.21%
Portfolio turnover rate ..............................................             43%       104%        142%        134%       160%

-----------------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO


REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Global Income Portfolio

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Global Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust, (the "Fund")) as of December 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Global Income Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                           /s/ Ernst & Young LLP




New York, New York
February 16, 2000

                                ANNUAL REPORT

-------------------------------------------------------------------------------
                                                     MITCHELL

                                                     HUTCHINS SERIES

                                                     TRUST



                                                     GLOBAL INCOME

                                                     PORTFOLIO



                                                     DECEMBER 31, 1999





                        -C-2000 PaineWebber Incorporated
                              All rights reserved.
                                  Member SIPC